Exhibit 10.19(b)


       Schedule of Warrants (new financings after October 31, 2005) issued by NCT Group, Inc. to Carole Salkind and outstanding as of February 28, 2006



    Grant Date         Expiration Date         Exercise         Shares
                                               Price(a)         Granted
    ----------         ---------------         --------         -------
     11/15/05             11/15/10             $0.0100        15,000,000
     12/07/05             12/07/10             $0.0100        20,000,000
     12/22/05             12/22/10             $0.0100        20,000,000
     01/11/06             01/11/11             $0.0100        20,000,000
     01/24/06             01/24/11             $0.0100        20,000,000
     02/13/06             02/13/11             $0.0100        20,000,000
     02/13/06             02/13/11             $0.0100        10,750,000

                                                           ----------------
                                                             125,750,000
                                                           ================

(a) Warrant exercise price will be the greater of: (i) the lowest last sale price of NCT's common stock during the five-day period comprised of the date of the warrant, date preceding and three dates following; or (ii) the par value of NCT's common stock on the date the warrant is exercised.